SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Mutual Fund Series Trust

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JAG Large Cap Growth Fund

a series of

Mutual Fund Series Trust

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 12, 2020

Dear Shareholders:

The Board of Trustees of Mutual Fund Series Trust, an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of JAG Large Cap Growth Fund ( the “Fund” ), to be held at the offices of Thompson Hine LLP, 41 South High Street, Columbus, OH 43215, on May 12, 2020 at 10:00 a.m., Eastern time, for the following purposes:

1.	To approve a new investment advisory agreement with JAG Capital Management, LLC, the Fund’s current investment adviser. No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on March 25, 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about April 8, 2020.

By Order of the Board of Trustees

_______________________________________

Jerry Szilagyi, President

April 2, 2020

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 12, 2020.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Investment Advisory Agreement) and Proxy Voting Ballot are available at

https://vote.proxyonline.com/JAG/docs/2020proxy.pdf

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting and your vote is counted, please (i) complete the enclosed proxy and return it in the accompanying envelope so that it is received by the date set by the financial intermediary through which you own shares of the Fund or, if no such date is set, by the beginning of the meeting or (ii) call the number listed on your proxy card before the meeting whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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JAG Large Cap Growth Fund

a series of

Mutual Fund Series Trust

with its principal offices at

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 12, 2020

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Mutual Fund Series Trust (the “Trust”) on behalf of JAG Large Cap Growth Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of Thompson Hine LLP, 41 South High Street, Columbus, OH 43215, on May 12, 2020 at 10:00 a.m. Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about April 8, 2020.

The Meeting has been called by the Board for the following purposes:

  To approve a new investment advisory agreement (the “New Agreement”) with JAG Capital Management, LLC (“JAG”), the Fund’s current investment adviser. No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 25, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund’s most recent annual report, including financial statements and schedules, is available at no charge by visiting www.jagcapitalfunds.com, sending a written request to the Fund, 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022 or by calling toll-free 1-855-552-4596.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND JAG CAPITAL MANAGEMENT, LLC

The Trustees are requesting that shareholders of the Fund approve the New Agreement between the Trust and JAG. Approval of the New Agreement will not raise the fees paid by the Fund or its shareholders, nor will it change the Fund’s strategy, risks, objective, or portfolio manager.

Overview and Background

The primary purpose of this proposal is to enable JAG to continue to serve as the investment adviser to the Fund. JAG is a Missouri limited liability company with its principal office located at 9841 Clayton Road, St. Louis, Missouri 63124. On January 20, 2020, Daniel Ferry, Chairman of the Board of JAG’s parent company, died. Norman Conley, Chief Executive Officer of JAG, assumed actual control of JAG’s parent company upon Mr. Ferry’s death (the “Change of Control Event”) and has since acquired a majority interest of JAG’s parent company from Mr. Ferry’s estate (the “Transaction”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an event that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to another party is presumed to constitute a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Change of Control Event, as described above, is presumed to constitute a “change in control” of JAG for purposes of the 1940 Act and caused the “assignment” and resulting termination of the investment advisory agreement with JAG, dated November 29, 2011, as amended (the “Prior Agreement”). The Prior Agreement was last renewed by the Board on November 11, 2019.

At a special meeting of the Board on January 30, 2020, the Board approved an interim advisory agreement between the Trust, on behalf of the Fund, and JAG (the “Interim Advisory Agreement”), effective as of January 20, 2020. The Interim Advisory Agreement allows JAG to manage the Fund for 150 days after the Change of Control Event (i.e., June 18, 2020) or until a new investment advisory agreement between JAG and the Trust can be approved by shareholders (the “New Agreement”). The terms of the Interim Advisory Agreement are identical in all material respects to those of the Prior Agreement, except that (i) the date of its execution and effectiveness are changed; (ii) the period for notice of termination is shorter; and (iii) the fees earned by JAG under the Interim Advisory Agreement will be held in escrow pending shareholder approval of the New Agreement.

The 1940 Act requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, in order for JAG to continue to serve as the investment adviser to the Fund after the expiration of the Interim Advisory Agreement, the Trustees are requesting that shareholders approve the New Agreement. Approval of

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the New Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. JAG has served as the Fund’s investment adviser since December 21, 2011. JAG believes the Change of Control has not, and will not, result in any interruption or decrease in the quality of services provided by JAG. Mr. Conley was the Fund’s portfolio manager before the Change of Control Event and continues to serve as portfolio manager after the Change of Control Event.

The New Agreement will be identical in all material respects to the Prior Agreement, except that the date of its execution, effectiveness, and expiration are changed. The fees to be charged under the New Agreement are identical to the fees charged under the Prior Agreement. The effective date of the New Agreement for the Fund will be the date that the Fund’s shareholders approve the New Agreement.

At an in-person meeting on February 26, 2020 (the “Board Meeting”), the Board approved the New Agreement subject to shareholder approval.

The Advisory Agreements

The New Agreement, Interim Advisory Agreement and Prior Agreement (collectively, the “Advisory Agreements”) provide that JAG will continuously furnish an investment program for the Fund, make investment decisions on behalf of the Fund, and place all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. As compensation for these services, under the Advisory Agreements, JAG is entitled to receive, on a monthly basis, an annual advisory fee from the Fund equal to 0.80% of the Fund’s average daily net assets. Pursuant to the Advisory Agreements, from this advisory fee, JAG pays all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of JAG. In the event that JAG pays or assumes any expenses of the Trust not required to be paid or assumed by JAG under the Advisory Agreements, JAG shall not be obligated hereby to pay or assume the same or any similar expense in the future.

The New Agreement, like the Prior Agreement, provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event, continuance is also approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting such approval. The New Agreement, like the Prior Agreement, automatically terminates on assignment and is terminable on 60 days’ notice by the Board. In addition, the New Agreement, like the Current Agreement, may be terminated by JAG on 60 days’ notice to the Fund. The Advisory Agreements provide that JAG shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Under the Prior Agreement, the net fees earned by JAG for its advisory services to JAG Large Cap Growth Fund for the fiscal year ended September 30, 2019 was $622,750.

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Subject to shareholder approval, the Trust will enter into the New Agreement with JAG. If the New Agreement with JAG is not approved by shareholders, the Board and JAG will consider other options, including a new or modified request for shareholder approval of a new investment advisory agreement.

The description in this Proxy Statement of the New Agreement is only a summary. The New Agreement is attached as Exhibit A. You should read the New Agreement.

Information Concerning JAG

JAG is a Missouri limited liability company located at 9841 Clayton Road, St. Louis, MO 63124. The names, addresses, and principal occupations of the principal executive officers of JAG as of the date of this Proxy Statement are set forth below:

Name and Address*:	Principal Occupation:
Norman B. Conley**	Chief Executive Officer and Chief Investment Officer
Charles E. Dodson	Vice President and Chief Compliance Officer
Deborah W Mertz	Chief Financial Officer

* Each officer’s address is in care of JAG Capital Management, LLC, 9841 Clayton Road, St. Louis, MO 63124.

** Mr. Conley owns more than 10% of JAG’s parent company, J.A. Glynn & Co.

None of the Trustees or officers of the Trust is an officer, employer or shareholder of JAG. None of the Trustees or officers of the Trust had any material direct or indirect interest in any transactions or proposed transactions with JAG during the past fiscal year.

Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner of an investment adviser to an investment company may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as three of the four Trustees are independent and will continue to be independent for the periods required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.

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Evaluation by the Board of Trustees

At the Board Meeting, the Board considered the approval of the New Agreement with JAG. The Board relied on the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each factor. The conclusions reached by the Board were based on an evaluation of all of the information provided and were not the result of any single factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the New Agreement.

Nature, Extent, and Quality of Services. The Board reviewed the experience and credentials of JAG’s personnel responsible for the day-to-day management of JAG Large Cap. The Board agreed that JAG’s team was dedicated to the continued success of the Fund and followed a rigorous approach to adherence with investment limitations and compliance. The Board noted that JAG’s investment and operational staff monitored JAG Large Cap’s portfolios daily and JAG’s investment team held formal meetings regularly to discuss JAG Large Cap. The Board discussed JAG’s sell discipline that monitored JAG’s holdings for any sell triggers that warranted additional review. The Board remarked that JAG reported no material compliance, regulatory or litigation issues since the last renewal of the Prior Agreement and observed that JAG had adequate errors and omissions insurance. The Board concluded that the services provided by JAG were satisfactory and in-line with its expectations.

Performance. The Board recognized that JAG Large Cap had underperformed its peer group, Morningstar category and the Russell 100 Growth Total Return Index over the 1-year period but had outperformed the peer group over the 3-year and 5-year periods and was in-line with the peer group since inception. The Board noted that JAG Large Cap outperformed the Morningstar category over the 3-year and since inception periods and was in-line with the Morningstar category over the 5-year period. The Board noted that JAG did not intend to make any changes to JAG Large Cap’s investment strategy because of short-term underperformance driven largely by security selection. After further discussion, the Board concluded that JAG Large Cap’s performance was acceptable.

Fees and Expenses. The Board recognized that JAG’s 0.80% management fee for JAG Large Cap was higher than the peer group and Morningstar category averages and medians, but lower than the highs of each. The Board discussed that JAG Large Cap’s 1.25% net expense ratio was higher than the peer group and Morningstar category averages and medians, but well-below the highs of each. The Board concluded that the advisory fee for JAG Large Cap was reasonable.

Profitability. The Board observed that, based on the information JAG provided, JAG was managing JAG Large Cap at a reasonable profit. The Board concluded that JAG’s profit was not excessive.

Economies of Scale. The Board considered whether economies of scale had been realized with respect to the management of JAG Large Cap and concluded that based on JAG Large Cap’s current asset levels, it did not appear that JAG had achieved sufficient economies of scale to warrant breakpoints. The Board agreed that although JAG had not yet reached meaningful scale, it would revisit the issue as the size of JAG Large Cap materially increased.

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Conclusion. Having requested and received information from JAG as it believed to be reasonably necessary to evaluate the terms of the New Agreement, and as assisted by the advice and guidance of counsel, the Board concluded that approval of the New Agreement was in the best interests of JAG Large Cap and its shareholders.

The Board of Trustees of the Trust recommends that shareholders of the Fund vote “FOR” approval of the New Agreement.

OTHER INFORMATION

The Fund is a diversified series of the Mutual Fund Series Trust, an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on March 17, 2006. The Trust’s principal executive offices are located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund retains JAG as investment adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as national distributor of the Fund. MFund Services LLC, located at 36 North New York Avenue, Huntington, New York 11743, provides the Trust with certain management and legal administrative services and compliance services. Gemini Fund Services, LLC, with principal offices located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, shares of beneficial interest of the Fund were issued and outstanding as follows:

Class A	Class I	Class R	Total
145,632	3,042,950	261,557	3,450,139

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I with respect to the Fund. Each shareholder is entitled to one (1) vote per share held, and

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fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Agreement with respect to the Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal I. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal I to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of Proposal I (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against Proposal I may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. As of the Record Date, the Trust is not aware of any shareholder owning more than 25% of the shares of the Fund.

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Fund are listed in the following tables.

Class A Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	8,862.5590	6.09%
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Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	8,138.0370	5.59%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	9,559.7010	6.56%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	8,270.9350	5.68%

As of the Record Date, securities of the Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Class I Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
RBC Capital Markets LLC Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402	273,368.8390	8.98%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	184,418.9440	6.06%

As of the Record Date, securities of the Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Class R Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
J A Glynn & Co., Inc. 401(K) Daniel Ferry & Norman Conley 9841 Clayton Road Saint Louis, MO 63124	256,049.9210	97.89%*

*May be deemed to control Class R shares of the Fund because holds more than 25% of the outstanding Class R shares.

As of the Record Date, securities of the Fund’s Class R shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class R shares of the Fund.

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SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the United States Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Jerry Szilagyi, President, Mutual Fund Series Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm, to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by JAG. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and JAG will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and JAG may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation. The estimated fees anticipated to be paid to the proxy solicitor are approximately $5,875. The proxy solicitor will prepare and mail the Proxy Statement, Notice of Special Meeting and all materials relating to the meeting to each Fund’s shareholders, and will solicit and tabulate votes of the Fund’s shareholders.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such

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requests, call the Trust toll-free at 1-855-552-4596, or write the Trust at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 12, 2020

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at https://vote.proxyonline.com/JAG/docs/2020proxy.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

Jerry Szilagyi, President

Dated: April 2, 2020

If you have any questions before you vote, please call our proxy information line at 1-800-628-8536. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please (i) COMPLETE the enclosed proxy and return it in the enclosed reply envelope SO THAT IT IS RECEIVED BY THE DATE SET BY THE FINANCIAL INTERMEDIARY THROUGH WHICH YOU OWN SHARES OF THE FUND OR, IF NO SUCH DATE IS SET, BY THE BEGINNING OF THE MEETING OR (ii) Call the number listed on your proxy card BEFORE THE MEETING.

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Exhibit A

MANAGEMENT AGREEMENT

TO:

JAG Capital Management LLC

9841 Clayton Road

St. Louis, MO 63124

Dear Sirs:

Mutual Fund Series Trust (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company.  The Trust currently offers several series of shares to investors.

You have been selected to act as the sole investment manager of the series of the Trust set forth on the Exhibits to this Agreement (each, a “Fund,” collectively, the “Funds”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to each Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with the Fund’s investment objective and policies.  You will determine or arrange for others to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.  You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable.  You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

2.       USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”) by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Trust has obtained an

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exemption from the provisions of Section 15(a) of the Act).  Any such delegation shall not relieve you from any liability hereunder.

3.       ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation of any sub-adviser retained pursuant to paragraph 2 above and the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your corporation or limited liability company and will make available, without expense to the Funds, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.  Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Adviser.  The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Funds.

Each Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you.  Each Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from each Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.       COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on the average value of the daily net assets

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of the Fund and paid at an annual rate as set forth on the Exhibit executed with respect to such Fund and attached hereto.

The average value of the daily net assets of a Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.       EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of a Fund, it is understood that you (or the applicable sub-adviser retained pursuant to paragraph 2 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Trustees from time to time.  You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You (or the sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You (or the sub-adviser) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your (or the sub-adviser’s) overall responsibilities with respect to the Fund and to accounts over which you (or the sub-adviser) exercise investment discretion.  The Funds and you (and the sub-adviser) understand and acknowledge that, although the information may be useful to the Funds and you (and the sub-adviser), it is not possible to place a dollar value on such information.  The Board of Trustees shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

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A broker’s or dealer's sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund.  You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund's portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund's portfolio transactions through such broker or dealer.  However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you (or the sub-adviser), any of your (and the sub-adviser’s) affiliates or any affiliates of your (or the sub-adviser’s) affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which you (or the sub-adviser) give any advice to your clients (or clients of the sub-adviser) concerning the shares of a Fund, you (or the sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.       PROXY VOTING

You will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Funds and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement

7.       CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.       SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to a Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Funds.

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The Trust and you acknowledge that all rights to the name “JAG” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name.  In the event you cease to be the adviser to the Funds, the Trust’s right to the use of the name “JAG” shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the name “JAG” in the name of, or in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use this name.

9.       LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.       DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date of this Agreement for each Fund that has executed an Exhibit hereto as of the date of this Agreement and shall continue in effect with respect to each such Fund (and any subsequent Fund added pursuant to an Exhibit executed during the initial two-year term of this Agreement) for a period of two years.  This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  If a Fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Fund upon execution of the applicable Exhibit and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

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This Agreement may, on sixty (60) days written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment.

11.       AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.       LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Mutual Fund Series Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust.  A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

13.       SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.       BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all record which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.       QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of New York.

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(b) For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.       NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 5 Abbington Drive, Lloyd Harbor, New York, 11743.

17.       CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.  You agree that, consistent with your Code of Ethics, neither you, nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

18.       COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.        BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

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20.       CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Mutual Fund Series Trust

Dated: as of [ ], 2020

By:___________________

Print Name: Jerry Szilagyi

Title: Trustee

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

JAG Capital Management LLC

Dated: as of [ ], 2020

By: _____________________

Print Name: Norman Conley

Title: President and CEO

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JAG
CAPITAL MANAGEMENT LLC

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-628-8536 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **123456789012**

JAG Large Cap Growth Fund

A series of Mutual Fund Series Trust

The undersigned, revoking all Proxies heretofore given, hereby appoints Jennifer Bailey and George Attisano as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of JAG Large Cap Growth Fund (the "Fund"), a series of Mutual Fund Series Trust (the "Trust"), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on May 12, 2020 at the offices of Thompson Hine LLP, 41 South High Street, Columbus, OH 43215, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-628-8536. Representatives are available to assist you Monday through Friday 9 a.m. to 9 p.m. Eastern Time.**

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 12, 2020. The proxy statement for this meeting is available at: vote.proxyonline.com/jag/docs/2020proxy.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

JAG Large Cap Growth Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees, and all proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the proposals. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSAL(S).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]